SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                    FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                April 4, 2001


                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
                    -------------------------------------
             (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


              114 West 11th Street, Kansas City, Missouri 64105
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


              Company's telephone number, including area code:
                                (816) 983 - 1303


                                 Not Applicable
        (Former name or former address if changed since last report)

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document
            (99)                                Additional Exhibits

            99.1                                Press Release issued by
                                                Kansas City Southern
                                                Industries, Inc. dated
                                                April 4, 2001 entitled,
                                                "Kansas City Southern
                                                Industries Announces First
                                                Quarter Meeting, Conference
                                                Call," is attached hereto
                                                as Exhibit 99.1


Item 9.     Regulation FD Disclosure

Kansas City Southern Industries, Inc. ("KCSI" or "Company") is furnishing under
Item 9 of this Current Report on Form 8-K the information included as Exhibit
99.1 to this report. Exhibit 99.1 is the KCSI news release, dated April 4, 2001, announcing the date, time and other relevant information regarding the Company's first quarter meeting and conference call of its financial results for the three months ended March 31, 2001.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Kansas City Southern Industries, Inc.


Date: April 11, 2001                        By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Controller
                                                (Principal Accounting Officer)

EXHIBIT 99.1

                                                          Date: April 4, 2001


Kansas City Southern                            Media Contact: William Galligan
Industries, Inc.                                                   816/983-1551
114 West 11th Street                                william.h.galligan@kcsr.com
Kansas City, MO  64105


NYSE Symbol: KSU

Kansas City Southern Industries Announces First Quarter Meeting, Conference Call

Kansas City Southern Industries (KCSI) will report financial results for first quarter 2001 on Wednesday, April 25th, after the close of trading on the New York Stock Exchange.

KCSI will hold its first quarter 2001 earnings presentation on April 26th at 1:00 p.m. EDT. The presentation will take place at the J. P. Morgan-Chase Building, 11th floor, Conference Room C, 270 Park Avenue, New York City. Shareholders and other interested parties who are not able to attend the presentation in person are invited to listen to the presentation via telephone. To listen, please call (800) 810-0924 (domestic) or (913) 981-4900
(international), code #431463, at least five minutes prior to 1:00 p.m. EDT. The accompanying slides to the presentation will be available on the KCSI website, www.kcsi.com on April 26th. Additionally, a replay of the presentation will be available by calling (719) 457-0820 or (888) 203-1112. The replay will be available for one week.